Note 14 - Fair Value	12 Months Ended
Dec. 31, 2013
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]

14.          FAIR VALUE

The following tables summarize the bases used to measure financial liabilities that are carried at fair value on a recurring basis in the consolidated balance sheets.

		Basis of fair value measurement
	Balance at December 31, 2013	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Liabilities
Interest rate swap	$460,000	$—	$460,000	$—
Contingent payments related to sale of wind farm project	600,049	—	—	600,049
Total liabilities	$1,060,049	$—	$460,000	$600,049

		Basis of fair value measurement
	Balance at December 31, 2012	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Liabilities
Interest rate swap	$1,123,509	$—	$1,123,509	$—
Total liabilities	$1,123,509	$—	$1,123,509	$—

The Company determines the fair value of the interest rate swap by using widely accepted valuation techniques including discounted cash flow analysis on the expected cash flows of the instrument. The analysis reflects the contractual terms of the swap agreement, including the period to maturity and uses observable market-based inputs and uses the market standard methodology of netting the discounted future fixed cash receipts and the discounted expected variable cash payments.

Management estimates the probable term of the contingent payments related to sale of wind farm project to be 20 years, which is the term of the PPA. The interest rate used to discount the estimated royalty payments is 10.8%, which is comprised of the Company’s incremental borrowing rate of approximately 5.8% for secured positions plus a consideration of an estimated payment risk premium of 5.0% attributable to similar unsecured long-term borrowings that the Company could otherwise obtain in the marketplace.